EXHIBIT 99.3
Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Summary
($ Millions, except per share amounts)

	1Q 2013	1Q 2012

Core Results	$1,359	$1,560
EPS - Diluted	$1.69	$1.92

Reported Net Income	$1,355	$1,559
EPS - Diluted	$1.68	$1.92

Total Worldwide Sales Volumes (mboe/day)	746	745
Total Worldwide Production Volumes (mboe/day)	763	755

Total Worldwide Crude Oil Realizations ($/BBL)	$98.07	$107.98
Total Worldwide NGL Realizations ($/BBL)	$40.27	$52.51
Domestic Natural Gas Realizations ($/MCF)	$3.08	$2.84

Wtd. Average Basic Shares O/S (mm)	804.7	810.5
Wtd. Average Diluted Shares O/S (mm)	805.2	811.3

Cash Flow from Operations	$ 2,700	$ 2,800

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2013 First Quarter
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,920			$1,920

Chemical	159			159

Midstream, marketing and other	215			215

Corporate
Interest expense, net	(30)			(30)

Other	(61)			(61)

Taxes	(844)			(844)

Income from continuing operations	1,359	-		1,359
Discontinued operations, net of tax	(4)	4	Discontinued operations, net	-
Net Income	$1,355	$4		$1,359

Basic Earnings Per Common Share
Income from continuing operations	$1.69
Discontinued operations, net	(0.01)
Net Income	$1.68			$1.69

Diluted Earnings Per Common Share
Income from continuing operations	$1.69
Discontinued operations, net	(0.01)
Net Income	$1.68			$1.69

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Fourth Quarter
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$522	$1,731	Asset impairments and related items	$2,253

Chemical	180			180

Midstream, marketing and other	75			75

Corporate
Interest expense, net	(30)			(30)

Other	(134)	20	Litigation reserves	(114)

Taxes	(249)	(636)	Tax effect of adjustments	(885)

Income from continuing operations	364	1,115		1,479
Discontinued operations, net of tax	(28)	28	Discontinued operations, net	-
Net Income	$336	$1,143		$1,479

Basic Earnings Per Common Share
Income from continuing operations	$0.45
Discontinued operations, net	(0.03)
Net Income	$0.42			$1.83

Diluted Earnings Per Common Share
Income from continuing operations	$0.45
Discontinued operations, net	(0.03)
Net Income	$0.42			$1.83

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 First Quarter
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$2,504			$2,504

Chemical	184			184

Midstream, marketing and other	131			131

Corporate
Interest expense, net	(28)			(28)

Other	(92)			(92)

Taxes	(1,139)			(1,139)

Income from continuing operations	1,560	-		1,560
Discontinued operations, net of tax	(1)	1	Discontinued operations, net	-
Net Income	$1,559	$1		$1,560

Basic Earnings Per Common Share
Income from continuing operations	$1.92
Discontinued operations, net	-
Net Income	$1.92			$1.92

Diluted Earnings Per Common Share
Income from continuing operations	$1.92
Discontinued operations, net	-
Net Income	$1.92			$1.92

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY
	2013	2012	2012
REPORTED INCOME	QTR 1	QTR 4	QTR 1
Oil & Gas	1,920	522	2,504
Chemical	159	180	184
Midstream, marketing and other	215	75	131
Corporate & other	(91)	(164)	(120)
Pre-tax income	2,203	613	2,699

Income tax expense
Federal and state	292	(293)	446
Foreign	552	542	693
Total	844	249	1,139

Income from continuing operations	1,359	364	1,560

Worldwide effective tax rate	38%	41%	42%

	2013	2012	2012
CORE RESULTS	QTR 1	QTR 4	QTR 1
Oil & Gas	1,920	2,253	2,504
Chemical	159	180	184
Midstream, marketing and other	215	75	131
Corporate & other	(91)	(144)	(120)
Pre-tax income	2,203	2,364	2,699

Income tax expense
Federal and state	292	343	446
Foreign	552	542	693
Total	844	885	1,139

Core results	1,359	1,479	1,560

Worldwide effective tax rate	38%	37%	42%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2013 First Quarter Net Income (Loss)
Reported Income Comparison

	First	Fourth
	Quarter	Quarter
	2013	2012	B / (W)
Oil & Gas	$1,920	$522	$1,398
Chemical	159	180	(21)
Midstream, marketing and other	215	75	140
Corporate
Interest expense, net	(30)	(30)	-
Other	(61)	(134)	73
Taxes	(844)	(249)	(595)
Income from continuing operations	1,359	364	995
Discontinued operations, net	(4)	(28)	24
Net Income	$1,355	$336	$1,019

Earnings Per Common Share
Basic	$1.68	$0.42	$1.26
Diluted	$1.68	$0.42	$1.26

Worldwide Effective Tax Rate	38%	41%	3%

OCCIDENTAL PETROLEUM
2013 First Quarter Net Income (Loss)
Core Results Comparison

	First	Fourth
	Quarter	Quarter
	2013	2012	B / (W)
Oil & Gas	$1,920	$2,253	$(333)
Chemical	159	180	(21)
Midstream, marketing and other	215	75	140
Corporate
Interest expense, net	(30)	(30)	-
Other	(61)	(114)	53
Taxes	(844)	(885)	41
Core Results	$1,359	$1,479	$(120)

Core Results Per Common Share
Basic	$1.69	$1.83	$(0.14)
Diluted	$1.69	$1.83	$(0.14)

Worldwide Effective Tax Rate	38%	37%	-1%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
1Q13 vs. 4Q12
($ in millions)
$2,253
$83
$438
$144
$144
$32
$10
$1,920
4Q12
Sales Price
Sales Volume
Lower Oper. Costs
Higher DD&A Rate
Lower Expl. Costs
All Others
1Q13

Chemical Variance Analysis
1Q13 vs. 4Q12
($ in millions)
$180
$8
$23
$50
$2
$159
4Q12
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
All Others
1Q13
* Higher energy and feedstock costs

Midstream Variance Analysis
1Q13 vs. 4Q12
($ in millions)
$75
$99
$11
$18
$11
$1
$215
4Q12
Marketing and Trading
Power Generation
Gas Processing
Pipelines
All Others
1Q13

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2013 First Quarter Net Income (Loss)
Reported Income Comparison

	First	First
	Quarter	Quarter
	2013	2012	B / (W)
Oil & Gas	$1,920	$2,504	$(584)
Chemical	159	184	(25)
Midstream, marketing and other	215	131	84
Corporate
Interest expense, net	(30)	(28)	(2)
Other	(61)	(92)	31
Taxes	(844)	(1,139)	295
Income from continuing operations	1,359	1,560	(201)
Discontinued operations, net	(4)	(1)	(3)
Net Income	$1,355	$1,559	$(204)

Earnings Per Common Share
Basic	$1.68	$1.92	$(0.24)
Diluted	$1.68	$1.92	$(0.24)

Worldwide Effective Tax Rate	38%	42%	4%

OCCIDENTAL PETROLEUM
2013 First Quarter Net Income (Loss)
Core Results Comparison

	First	First
	Quarter	Quarter
	2013	2012	B / (W)
Oil & Gas	$1,920	$2,504	$(584)
Chemical	159	184	(25)
Midstream, marketing and other	215	131	84
Corporate
Interest expense, net	(30)	(28)	(2)
Other	(61)	(92)	31
Taxes	(844)	(1,139)	295
Core Results	$1,359	$1,560	$(201)

Core Results Per Common Share
Basic	$1.69	$1.92	$(0.23)
Diluted	$1.69	$1.92	$(0.23)

Worldwide Effective Tax Rate	38%	42%	4%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
1Q13 vs. 1Q12
($ in millions)
$2,504
$353
$173
$27
$119
$48
$14
$1,920
1Q12
Sales Price
Sales Volume
Lower Operating Costs
Higher DD&A Rate
Lower Exploration Expense
All Others
1Q13

Chemical Variance Analysis
1Q13 vs. 1Q12
($ in millions)
$184
$26
$11
$14
$4
$159
1Q12
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
All Others
1Q13
* Higher energy and lower feedstock costs

Midstream Variance Analysis
1Q13 vs. 1Q12
($ in millions)
$131
$85
$14
$13
$2
$215
1Q12
Marketing and Trading
Power Generation
Pipelines
All Others
1Q13

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		First Quarter
		2013	2012
NET PRODUCTION PER DAY:

United States
Oil (MBBL)
	California	88	86
	Permian	148	139
Midcontinent and other		28	19
	Total	264	244
NGLs (MBBL)
	California	20	15
	Permian	40	39
Midcontinent and other		18	18
	Total	78	72
Natural Gas (MMCF)
	California	260	267
	Permian	174	155
Midcontinent and other		383	412
	Total	817	834

Latin America
Oil (MBBL)	Colombia	29	24

Natural Gas (MMCF)	Bolivia	13	14

Middle East / North Africa
Oil (MBBL)
	Bahrain	3	4
	Dolphin	6	8
	Oman	65	64
	Qatar	59	72
	Other	42	42
	Total	175	190

NGLs (MBBL)	Dolphin	7	9
	Total	7	9

Natural Gas (MMCF)
	Bahrain	244	219
	Dolphin	134	173
	Oman	54	57
	Total	432	449

Barrels of Oil Equivalent (MBOE)		763	755

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		First Quarter
		2013	2012
NET SALES VOLUMES PER DAY:
United States
Oil (MBBL)		264	244
NGLs (MBBL)		78	72
Natural Gas (MMCF)		819	834

Latin America
Oil (MBBL)		30	24
Natural Gas (MMCF)		13	14

Middle East / North Africa
Oil (MBBL)
	Bahrain	3	4
	Dolphin	6	8
	Oman	72	64
	Qatar	51	70
	Other	24	34
	Total	156	180

NGLs (MBBL)	Dolphin	7	9
	Total	7	9

Natural Gas (MMCF)		432	449

Barrels of Oil Equivalent (MBOE)		746	745

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	First Quarter
	2013	2012

OIL & GAS:
PRICES
United States
Oil ($/BBL)	91.57	103.52
NGLs ($/BBL)	40.59	53.95
Natural gas ($/MCF)	3.08	2.84

Latin America
Oil ($/BBL)	107.18	103.31
Natural Gas ($/MCF)	11.60	11.63

Middle East / North Africa
Oil ($/BBL)	107.52	114.80
NGLs ($/BBL)	36.56	40.77

Total Worldwide
Oil ($/BBL)	98.07	107.98
NGLs ($/BBL)	40.27	52.51
Natural Gas ($/MCF)	2.37	2.22

	First Quarter
	2013	2012
Exploration Expense
United States	$40	$61
Middle East / North Africa	10	37
TOTAL REPORTED	$50	$98

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	First Quarter
Capital Expenditures ($MM)	2013	2012
Oil & Gas
California	$317	$523
Permian	435	429
Midcontinent and other	218	424
Latin America	70	42
Middle East / North Africa	547	428
Exploration	78	171
Chemical	65	42
Midstream, marketing and other	320	332
Corporate	20	21
TOTAL	$2,070	$2,412

Depreciation, Depletion &	First Quarter
Amortization of Assets ($MM)	2013	2012
Oil & Gas
Domestic	$740	$588
Latin America	30	25
Middle East / North Africa	345	335
Chemical	85	85
Midstream, marketing and other	50	46
Corporate	9	6
TOTAL	$1,259	$1,085

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

	31-Mar-13	31-Dec-12

CAPITALIZATION

Long-Term Debt (including current maturities)	$7,624	$7,623

EQUITY	$40,940	$40,048

Total Debt To Total Capitalization	16%	16%